UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 26, 2004
                                                     -----------------

                          Appalachian Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


      Georgia                          000-21383                  58-2242407
---------------------------    -----------------------     ---------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


829 Industrial Boulevard, Ellijay, Georgia                              30540
 -------------------------------------                                 ---------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code            (706) 276-8000
                                                              --------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operation and Financial Condition.

     On October 26, 2004, Appalachian Bancshares, Inc. (the "Company") issued a press release reporting increases in its net income of 34% and 42% for, respectively, the three and nine months ended September 30, 2004, compared to the same periods ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in the preceding paragraph, as well as the information contained in Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


ITEM 9.01         Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

Exhibit No.                       Description

   99.1 Press release issued by Appalachian Bancshares, Inc., dated October 26, 2004, reporting the unaudited results of operations and financial condition for the three and nine months ended September 30, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Appalachian Bancshares, Inc.


                                By:      /s/ Tracy R. Newton
                                   ---------------------------------------------
                                   Tracy R. Newton
                                   President and Chief Executive Officer

Dated:  October 26, 2004

                                  EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
----------    ------------------------------------------------------------------
   99.1       Press  release  issued by  Appalachian  Bancshares,  Inc.,  dated
              October 26, 2004, reporting the unaudited results of operations and financial condition for the three and nine months ended
              September 30, 2004.

                                                                    Exhibit 99.1
                          APPALACHIAN BANCSHARES, INC.
             REPORTS INCREASES IN NET INCOME OF 34% AND 42% FOR THE
                   THREE AND NINE MONTHS (RESPECTIVELY) ENDED
                               SEPTEMBER 30, 2004

Ellijay, Georgia - (PR Newswire) - October 26, 2004 - Appalachian Bancshares, Inc. (the "Company") (Other OTC: APAB.PK), today announced that net income for the quarter ended September 30, 2004, was $1,068,102, compared to net income of $796,853 for the quarter ended September 30, 2003, which represents an increase of $271,249, or 34.0%. Basic earnings per share were $0.29 and $0.22 for the quarters ended September 30, 2004 and 2003, respectively, an increase of 31.8%. Diluted earnings per share were $0.27 and $0.21 for the quarters ended September 30, 2004, and 2003, respectively, an increase of 28.6%.

Net income for the nine months ended September 30, 2004, was $2,944,359, compared to net income of $2,069,983 for the nine months ended September 30, 2003, which represents an increase of $874,376, or 42.2%. Basic earnings per share were $0.79 and $0.58 for the nine months ended September 30, 2004 and 2003, respectively, an increase of 36.2%. Diluted earnings per share were $0.76 and $0.55 for the nine months ended September 30, 2004, and 2003, respectively, an increase of 38.2%.

Net interest income increased from $3,830,317 to $4,609,087, or 20.3%, from the quarter ended September 30, 2003, to the quarter ended September 30, 2004. The provision for loan loss was $274,000 for the quarter ended September 30, 2004, compared to $385,000 for the quarter ended September 30, 2003. The ratio of loan loss reserves to total loans increased from 1.09% to 1.15% for the quarters ended September 30, 2003, and 2004, respectively. Non-interest expense increased $502,278, from $3,005,630 to $3,507,908, from the quarter ended September 30, 2003, to the quarter ended September 30, 2004. This increase was related primarily to expenses associated with the increase in the staff of Appalachian Community Bank, the Company's wholly-owned subsidiary (the "Bank"), which was necessary in order to accommodate the growth that the Bank has experienced, as well as the opening, during the second quarter, of a new 9,000-square-foot branch office in Blue Ridge, Georgia, with a 3,500-square-foot community building, in order to better service the Bank's Blue Ridge market.

Net interest income increased from $10,672,185 to $13,362,281, or 25.2%, from the nine months ended September 30, 2003, to the nine months ended September 30, 2004. The provision for loan loss was $925,107 for the nine months ended September 30, 2004, compared to $1,105,000 for the nine months ended September 30, 2003. The ratio of loan loss reserves to total loans increased from 1.09% to 1.15%, for the nine months ended September 30, 2003, and 2004, respectively. Non-interest expenses increased $1,560,798, from $8,662,540 to $10,223,338, for the nine months ended September 30, 2003, to the nine months ended September 30, 2004.

Tracy R. Newton, President and Chief Executive Officer of the Company, stated that "Our primary financial goal is to achieve sustainable growth in our earnings per share, in the range of 11% to 15% per year. The hard work and skill of our dedicated staff of directors, officers, and employees have made these excellent results a reality. Our long-term commitment to enhancing shareholder value remains at the forefront of all our strategic planning."

Mr. Newton also stated that, "Site preparation has been started for a new Gilmer County Bank branch office in the rapidly expanding Highlands Shopping Center in East Ellijay. Grading is also underway for a new corporate office facility on Industrial Blvd in Ellijay. When complete, these new facilities will allow us to more conveniently serve our customers and consolidate our operations."

Appalachian Bancshares, Inc., is a bank holding company that owns all of the outstanding shares of capital stock of Appalachian Community Bank. The Company, through Appalachian Community Bank, engages in a full range of banking services in northern Georgia, through banking offices located in Ellijay, East Ellijay, Blue Ridge and Blairsville, Georgia. The main banking office of the Company, which is located in Ellijay, Georgia, is operated under the trade name "Gilmer County Bank."

Certain statements in the release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements can generally be identified by the use of forward-looking terminology, such as "may," "will," "expect," "estimate," "anticipate," "believe," "target," "plan," "project," "continue," or the negatives thereof, or other variations thereon or similar terminology, and are made on the basis of management's plans and current analyses of the Company, its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect, the Company's financial performance and could cause actual results for 2004 and beyond to differ materially from those expressed or implied in such forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please contact Tracy R. Newton,  Chief Executive Officer,  or Darren M. Cantlay,
Chief  Financial  Officer,   with  any  questions  or  requests  for  additional
information, at 706-276-8000.


                                             APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                         September 30, 2004 (Unaudited) and December 31, 2003


                                                                   September 30,
                                                                        2004          December 31,
                                                                     (Unaudited)          2003          % Change

Assets
   Cash and due from banks.....................................   $      7,154,144  $     6,530,984             9.54%
   Interest-bearing deposits with other banks..................          9,720,789          273,841         3,449.79%
   Federal funds sold..........................................          1,790,000          586,000           205.46%
       Cash and Cash Equivalents...............................         18,664,933        7,390,825           152.54%

   Securities available-for-sale...............................         56,198,872       55,363,327             1.51%

   Loans, net of unearned income...............................        370,062,492      332,306,446            11.36%
   Allowance for loan losses...................................         (4,256,628)      (3,609,794)           17.92%
       Net Loans...............................................        365,805,864      328,696,652            11.29%

   Premises and equipment, net.................................         12,923,619        9,161,652            41.06%
   Accrued interest............................................          2,522,125        2,289,994            10.14%
   Cash surrender value on life insurance......................          7,753,072        2,592,416           199.07%
   Intangibles, net ...........................................          2,125,058        2,157,433            (1.50)%
   Other assets ...............................................          1,379,917        1,965,179           (29.78)%

Total Assets...................................................   $    467,373,460  $   409,617,478            14.10%


Liabilities and Shareholders' Equity

Liabilities
   Deposits
     Noninterest-bearing.......................................   $     31,780,016  $    23,795,787            33.55%
     Interest-bearing..........................................        339,285,086      309,123,161             9.76%
       Total Deposits..........................................        371,065,102      332,918,948            11.46%

   Short-term borrowings.......................................         13,018,035        7,085,992            83.72%
   Accrued interest............................................            586,151          670,614           (12.59)%
   Long-term debt .............................................         40,371,429       30,692,858            31.53%
   Guaranteed preferred beneficial interest in the Company's
     subordinated debentures...................................          6,186,000        6,186,000             0.00%
   Other liabilities...........................................          1,549,953          980,713            58.04%
       Total Liabilities.......................................        432,776,670      378,535,125            14.33%

Shareholders' Equity

Preferred Stock, 20,000,000 shares authorized, none issued.....                  -                -             0.00%
Common stock, par value $0.01 per share, 20,000,000 shares
   authorized, 3,812,052 shares issued at September 30,2004 and
   and 3,734,686 shares issued at December 31, 2003............             38,121           37,347             2.07%
Paid-in capital................................................         23,170,052       22,727,208             1.95%
Retained earnings..............................................         11,532,519        8,588,160            34.28%
Accumulated other comprehensive income: net unrealized
   holding gains on securities available-for-sale, net of
   deferred income tax.........................................            555,894          429,434            29.45%
Treasury stock, at cost (75,973 shares at September 30, 2004
   and at December 31, 2003)...................................           (699,796)        (699,796)            0.00%
       Total Shareholders' Equity..............................         34,596,790       31,082,353            11.31%

Total Liabilities and Shareholders' Equity.....................   $    467,373,460  $   409,617,478            14.10%


                                               APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF INCOME
                                                              (Unaudited)

                                                                                   Three Months Ended
                                                                                     September 30,
                                                                        2004              2003          % Change

Interest Income
   Interest and fees on loans .................................   $      6,028,139  $     5,357,283            12.52%
   Interest on investment securities:
     Taxable securities........................................            335,412          182,740            83.55%
Nontaxable securities..........................................            162,881          182,017           (10.51)%
Interest on deposits in other banks............................                623              104           499.04%
Interest on federal funds sold.................................              8,589            5,261            63.26%
     Total Interest Income.....................................          6,535,644        5,727,405            14.11%

Interest Expense
   Interest on deposits .......................................          1,585,469        1,572,091             0.85%
   Interest on federal funds purchased and securities
     sold under agreements to repurchase ......................             35,884           20,443            75.53%
   Interest on long-term debt..................................            235,204          283,254           (16.96)%
   Interest on subordinated debentures.........................             70,000           21,300           228.64%
     Total Interest Expense....................................          1,926,557        1,897,088             1.55%

Net Interest Income............................................          4,609,087        3,830,317            20.33%
   Provision for loan losses...................................            274,000          385,000           (28.83)%

Net Interest Income After
   Provision For Loan Losses...................................          4,335,087        3,445,317            25.83%

Noninterest Income
   Customer services fees .....................................            312,051          207,362            50.49%
   Insurance commissions.......................................             12,736            8,507            49.71%
   Mortgage origination fees...................................            196,357          358,585           (45.24)%
   Other operating income .....................................            204,779          147,712            38.63%
   Investment securities gains (losses)........................                  -                -             0.00%
     Total Noninterest Income..................................            725,923          722,166             0.52%

Noninterest Expenses
   Salaries and employee benefits..............................          1,786,710        1,467,070            21.79%
   Occupancy expense ..........................................            229,557          149,708            53.34%
   Furniture and equipment expense ............................            301,597          236,636            27.45%
   Other operating expenses ...................................          1,190,044        1,152,216             3.28%
     Total Noninterest Expense.................................          3,507,908        3,005,630            16.71%

Income before income taxes ....................................          1,553,102        1,161,853            33.67%
Income tax expense.............................................            485,000          365,000            32.88%

Net Income.....................................................   $      1,068,102  $       796,853            34.04%

Earnings Per Common Share
   Basic.......................................................   $           0.29  $          0.22            31.82%
   Diluted.....................................................               0.27             0.21            28.57%

Cash Dividends Declared
   Per Common Share............................................   $              -  $             -             0.00%

Weighted Average Shares Outstanding
   Basic.......................................................          3,736,079        3,660,485             2.07%
   Diluted.....................................................          3,894,699        3,822,959             1.88%


                                               APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF INCOME
                                                              (Unaudited)

                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                        2004              2003          % Change

Interest Income
   Interest and fees on loans .................................   $     17,309,728  $    15,909,412             8.80%
   Interest on investment securities:
     Taxable securities........................................          1,006,195          707,463            42.23%
Nontaxable securities..........................................            487,847          539,051            (9.50)%
Interest on deposits in other banks............................              2,073           28,816           (92.81)%
Interest on federal funds sold.................................             15,789           34,384           (54.08)%
     Total Interest Income.....................................         18,821,632       17,219,126             9.31%

Interest Expense
   Interest on deposits .......................................          4,508,485        5,516,094           (18.27)%
   Interest on federal funds purchased and securities
     sold under agreements to repurchase ......................             76,850           64,338            19.45%
   Interest on long-term debt..................................            675,616          945,209           (28.52)%
   Interest on subordinated debentures.........................            198,400           21,300           831.46%
     Total Interest Expense....................................          5,459,351        6,546,941           (16.61)%

Net Interest Income............................................         13,362,281       10,672,185            25.21%
   Provision for loan losses...................................            925,107        1,105,000           (16.28)%

Net Interest Income After
   Provision For Loan Losses...................................         12,437,174        9,567,185            30.00%

Noninterest Income
   Customer services fees .....................................            887,375          598,120            48.36%
   Insurance commissions.......................................             39,067           55,219           (29.25)%
   Mortgage origination fees...................................            640,273        1,060,205           (39.61)%
   Other operating income .....................................            540,141          380,772            41.85%
   Investment securities gains (losses)........................            (22,633)         (16,978)          (33.31)%
     Total Noninterest Income..................................          2,084,223        2,077,338             0.33%

Noninterest Expenses
   Salaries and employee benefits..............................          5,029,721        4,161,198            20.87%
   Occupancy expense ..........................................            604,176          464,317            30.12%
   Furniture and equipment expense ............................            844,484          724,569            16.55%
   Other operating expenses ...................................          3,744,957        3,312,456            13.06%
     Total Noninterest Expense.................................         10,223,338        8,662,540            18.02%

Income before income taxes ....................................          4,298,059        2,981,983            44.13%
Income tax expense.............................................          1,353,700          912,000            48.43%

Net Income.....................................................   $      2,944,359  $     2,069,983            42.24%

Earnings Per Common Share
   Basic.......................................................   $           0.79  $          0.58             36.21%
   Diluted.....................................................               0.76             0.55             38.18%

Cash Dividends Declared
   Per Common Share............................................   $              -  $             -             0.00%

Weighted Average Shares Outstanding
   Basic.......................................................          3,719,312        3,599,384             3.33%
   Diluted.....................................................          3,879,415        3,771,632             2.86%


                                             APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                                         FINANCIAL HIGHLIGHTS
                                                              (Unaudited)

                                                                                   Three Months Ended
                                                                                     September 30,
                                                                        2004              2003          % Change

Earnings Summary
  (amounts in thousands)
   Net income for period.......................................   $          1,068  $           797            34.00%
   Net interest income.........................................              4,609            3,830            20.34%
   Net interest income (tax equivalent)........................              4,695            3,938            19.22%
Noninterest expense............................................              3,508            3,006            16.70%

Select Average Balances
  (amounts in thousands)
   Loans.......................................................   $        368,005  $       320,035            14.99%
   Allowance for loan losses...................................              4,228            3,485            21.32%
   Investment securities.......................................             55,890           53,208             5.04%
   Earning assets..............................................            426,915          375,523            13.69%
   Total assets................................................            455,254          396,177            14.91%
   Deposits....................................................            368,605          322,201            14.40%
   Shareholders' equity........................................             33,318           29,435            13.19%

Per Common Share
   Net income - basic..........................................               0.29             0.22            31.82%
   Net income - diluted........................................               0.27             0.21            28.57%
   Book value..................................................               9.26             8.16            13.48%
   End of period shares outstanding............................          3,736,079        3,658,713             2.11%
   Weighted average shares outstanding:
     Basic.....................................................          3,736,079        3,660,485             2.07%
     Diluted...................................................          3,894,699        3,822,959             1.88%

Ratios
   Return on average assets....................................               0.94%           0.80%
   Return on average equity....................................              12.82%          10.83%
   Average earning assets to average total assets..............              93.78%          94.79%
   Average loans as percentage of average deposits.............              99.84%          99.33%
   Net interest margin (tax equivalent)........................               4.40%           4.19%
   Average equity to average assets............................               7.32%           7.43%
   Efficiency ratio............................................              76.11%          78.49%
   Loan loss reserve to total loans............................               1.15%           1.09%


                                             APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                                         FINANCIAL HIGHLIGHTS
                                                              (Unaudited)

                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                        2004              2003          % Change

Earnings Summary
  (amounts in thousands)
   Net income for period.......................................   $          2,944  $         2,070            42.22%
   Net interest income.........................................             13,362           10,672            25.21%
   Net interest income (tax equivalent)........................             13,632           10,992            24.02%
Noninterest expense............................................             10,223            8,663            18.01%

Select Average Balances
  (amounts in thousands)
   Loans.......................................................   $        355,250         $311,963            13.88%
   Allowance for loan losses...................................              4,037            3,384            19.30%
   Investment securities.......................................             55,993           48,424            15.63%
   Earning assets..............................................            413,421          366,456            12.82%
   Total assets................................................            438,972          389,149            12.80%
   Deposits....................................................            357,087          318,198            12.22%
   Shareholders' equity........................................             32,472           27,923            16.29%

Per Common Share
   Net income - basic..........................................               0.79             0.58            36.21%
   Net income - diluted........................................               0.76             0.55            38.18%
   Book value..................................................               9.26             8.16            13.48%
   End of period shares outstanding............................          3,736,079        3,658,713             2.11%
   Weighted average shares outstanding:
     Basic.....................................................          3,719,312        3,599,384             3.33%
     Diluted...................................................          3,879,415        3,771,632             2.86%

Ratios
   Return on average assets....................................               0.89%           0.71%
   Return on average equity....................................              12.09%           9.88%
   Average earning assets to average total assets..............              94.18%          94.17%
   Average loans as percentage of average deposits.............              99.49%          98.04%
   Net interest margin (tax equivalent)........................               4.40%           4.00%
   Average equity to average assets............................               7.40%           7.18%
   Efficiency ratio............................................              76.51%          81.18%
   Loan loss reserve to total loans............................               1.15%           1.09%